UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2020

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1411 Harney St., Suite 200 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE

On October 26, 2020, Boston Omaha Corporation ("Boston Omaha" or the "Company") issued a press release regarding the completion of an initial public offering ("IPO") of units of a special purpose acquisition company (“SPAC”) named Yellowstone Acquisition Company (“Yellowstone”).  BOC Yellowstone LLC, a subsidiary of Boston Omaha, served as the sponsor (the "Sponsor") for Yellowstone's IPO.

Yellowstone sold 12,500,000 units in the IPO at a price of $10.00 per unit, resulting in gross proceeds of $125,000,000. The units began trading on the NASDAQ Stock Market, LLC (“NASDAQ”) under the ticker symbol “YSACU” on October 22, 2020.  Each unit issued in the offering consists of one share of Yellowstone's Class A common stock and one-half of one warrant, each whole warrant entitling the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share.  After the securities comprising the units begin separate trading, the shares of Class A common stock and warrants are expected to be listed on NASDAQ under the symbols “YSAC” and “YSACW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade.  Yellowstone also granted Wells Fargo Securities, the sole manager of the IPO, with a 45-day option to purchase up to an additional 15% of the units in the proposed public offering.

The Sponsor has purchased an aggregate of 7,500,000 warrants (which can increase to 7,875,000 warrants if the underwriters' over-allotment option is exercised in full) at a price of $1.00 per whole warrant ($7,500,000 in the aggregate, or $7,875,000 if the underwriters' over-allotment option is exercised in full) in a private placement that closed simultaneously with the closing of the IPO (the "private placement warrants").  Each whole private placement warrant is exercisable to purchase one whole share of Yellowstone's Class A common stock at $11.50 per share.  In addition, the sponsor acquired 3,593,750 shares of Yellowstone's Class B common stock (up to 468,750 shares of which are subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised) for a purchase price of $25,000.  The shares of Class B common stock will automatically convert into shares of Class A common stock at the time, if any, when Yellowstone completes an initial business combination, on a one-for-one basis, subject to certain adjustments.  In the event a business combination is not consummated within 15 months of the IPO, then $127,500,000 of the proceeds raised in the IPO and the sale of the private placement warrants will be paid to redeem the shares of Class A common stock sold to the public.

●	No officer or director of Boston Omaha shall receive any equity issued to the Sponsor.
●	Yellowstone has not selected any potential business combination target.

   The purpose of the IPO is to pursue a business combination in an industry other than the three industries in which Boston Omaha currently owns and operates businesses: outdoor advertising, surety insurance and broadband services businesses. For further information regarding the terms of the IPO and the rights and obligations of the Sponsor, please refer to the Yellowstone Prospectus on file with the Securities and Exchange Commission ("SEC") at www.sec.gov.

Boston Omaha elected to proceed with a SPAC public offering for the following reasons:

●
Boston Omaha intends to use its existing capital for the three traditional business lines Boston Omaha currently operates in outdoor advertising, surety insurance and fiber-to-the-home broadband services as well as other future potential acquisitions and investments.  By teaming with other public investors in the SPAC offering, Yellowstone has the ability to pursue business combinations with larger companies than Boston Omaha could pursue currently on a stand-alone basis.

●
There are many owner-operated businesses interested in minority owners for growth capital. Boston Omaha has invested in a number of these types of businesses. However, Boston Omaha's ability to acquire a significant equity stake in a larger business through a business combination is limited by the Investment Company Act of 1940, which requires a company which holds more than 40% of its assets in minority investments in other businesses to register under the Investment Company Act.  This requirement prevents Boston Omaha on a stand-alone basis from consummating larger deals in which it would own a minority interest in a business, thus currently preventing or otherwise significantly limiting its ability to engage in larger business combinations.

●
Acquiring a large percentage of equity in certain businesses, such as regulated financial institutions, would require Boston Omaha to comply with very burdensome and expensive regulations which would both limit its overall business operations due to capital and other financial testing covenants and adversely impact its ability to acquire other businesses which would not otherwise be subject to these regulations.

The Yellowstone IPO offering is being made only by means of a prospectus. Copies of the prospectus may be obtained, when available, from Wells Fargo Securities, Attention: Equity Syndicate Department, 500 West 33rd Street, New York,   New York, 10001, at (800) 326-5897 or email a request to cmclientsupport@wellsfargo.com. A registration statement relating to these securities has been filed with the SEC and became effective on October 21, 2020. The information contained in this filing and in the accompanying press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1         Press release dated October 26, 2020, titled "Boston Omaha Announces Closing of Yellowstone Acquisition Company $125 Million Initial Public Offering"
104          Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date: October 26, 2020

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